                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant /X/

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                    WILLAMETTE INDUSTRIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                      WEYERHAEUSER COMPANY
                                 AND
                      COMPANY HOLDINGS, INC.
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          [WEYERHAEUSER COMPANY LOGO]

                                                                  March 23, 2001

Dear Willamette Shareholder:

    As you know, Weyerhaeuser, one of the world's leading forest products companies, has commenced a tender offer to acquire all of the outstanding shares of Willamette Industries for $48.00 per share in cash. Despite Weyerhaeuser's numerous attempts to negotiate a mutually beneficial transaction, the Willamette board of directors continues to refuse to sit down with us. After considerable delay, the Willamette board has scheduled the company's annual meeting of shareholders for June 7, 2001. Your voice in governing the company can now be heard. Enclosed is a supplement that updates Weyerhaeuser's proxy statement and a GOLD proxy card. WE URGE YOU TO SEND A MESSAGE TO WILLAMETTE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TO VOTE FOR THE ELECTION OF THE WEYERHAEUSER NOMINEES TODAY.

    We are seeking your support for the election of our three nominees to Willamette's board because we believe that the current directors of Willamette are not acting, and will not act, in your best interests. Specifically, the Willamette board continues to refuse to negotiate with us, despite the fact that our offer represents a 38 percent premium over Willamette's closing price on Friday, November 10, 2000, the last trading day before our announcement of our $48.00 cash proposal, and a premium of approximately 60 percent to the average share price for the 60 days prior to November 10, 2000. Although the Willamette board has rejected our offer, it has not explained how it will deliver to its shareholders value equal to the $48.00 we have offered.

    We believe that you deserve a board of directors that is answerable to you and will act in your best interests. We urge you to send a strong message to Willamette that you want a board that will act in your best interests and let you have the opportunity to accept our premium cash offer. The only way to send that message is by voting to elect the Weyerhaeuser nominees.

                                          Very truly yours,

                                          /s/ STEVEN R. ROGEL

                                          Steven R. Rogel
                                          Chairman, President and
                                          Chief Executive Officer

    WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING, WE URGE YOU TO VOTE FOR THE ELECTION OF THE WEYERHAEUSER NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE TODAY.

    THE SUPPLEMENT AND GOLD PROXY CARD REFLECT WILLAMETTE'S PROPOSED REDUCTION IN THE SIZE OF ITS BOARD FROM 10 TO NINE DIRECTORS AND THE TWO SHAREHOLDER PROPOSALS TO BE ACTED UPON AT THE 2001 ANNUAL MEETING OF WILLAMETTE SHAREHOLDERS.

    REMEMBER, IF YOU HOLD YOUR WILLAMETTE SHARES WITH A BROKERAGE FIRM OR BANK, ONLY THEY CAN EXERCISE VOTING RIGHTS WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IT IS CRITICAL THAT YOU PROMPTLY CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS TO VOTE THE GOLD PROXY CARD FOR THE ELECTION OF THE WEYERHAEUSER NOMINEES.

    IF YOU ARE A PARTICIPANT IN THE WILLAMETTE INDUSTRIES STOCK PURCHASE PLAN, ONLY THE PLAN TRUSTEE, WELLS FARGO BANK, N.A., CAN VOTE YOUR SHARES. YOU MAY DIRECT THE PLAN TRUSTEE HOW TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE GOLD INSTRUCTION FORM PROVIDED BY THE PLAN TRUSTEE.

    IF YOU HAVE ANY QUESTIONS OR REQUIRE ANY ASSISTANCE IN EXECUTING OR DELIVERING YOUR PROXY AND VOTING INSTRUCTIONS, PLEASE CALL OUR PROXY SOLICITOR, INNISFREE M&A INCORPORATED, AT 1-877-750-5838.

                      2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          WILLAMETTE INDUSTRIES, INC.
                       TO BE HELD THURSDAY, JUNE 7, 2001
                            ------------------------

                         SUPPLEMENT TO PROXY STATEMENT
                                       OF
                              WEYERHAEUSER COMPANY
                                      AND
                             COMPANY HOLDINGS, INC.
                                ----------------

    This Supplement (the "Supplement"), together with the attached Proxy Statement (the "Proxy Statement") and the enclosed GOLD proxy card, are being furnished by Weyerhaeuser Company, a Washington corporation ("Parent"), and Company Holdings, Inc., a Washington corporation and a wholly owned subsidiary of Parent (the "Purchaser" and, together with Parent, "Weyerhaeuser"), in connection with their solicitation of proxies to be used at the 2001 annual meeting of shareholders of Willamette Industries, Inc., an Oregon corporation ("Willamette" or the "Company"), and at any adjournments, postponements or reschedulings thereof and any special meeting called in lieu thereof (the "2001 Annual Meeting"). Pursuant to this Supplement and the Proxy Statement, Weyerhaeuser is soliciting proxies from shareholders of the Company (the "Shareholders") to elect three nominees of Weyerhaeuser (the "Weyerhaeuser Nominees") as Class A directors of the Company at the 2001 Annual Meeting.

    According to the Company, the 2001 Annual Meeting will be held at the Portland Art Museum, Grand Ballroom, 1119 Southwest Park Avenue, Portland, Oregon, on Thursday, June 7, 2001, at 11:00 a.m. According to the Company, the record date for determining those Shareholders who will be entitled to vote at the 2001 Annual Meeting has been fixed as the close of business on April 16, 2001 (the "Record Date").

    THIS SOLICITATION IS BEING MADE BY PARENT AND THE PURCHASER AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

    This Supplement and the enclosed GOLD proxy card are first being sent or given to Shareholders on or about March 23, 2001.

    This Supplement supplements and amends the Proxy Statement with information and a summary of developments since the Proxy Statement was first mailed to the Shareholders on February 12, 2001, and should be read in conjunction with the Proxy Statement. Unless defined in this Supplement, capitalized terms used in this Supplement have the respective meanings set forth in the Proxy Statement.

1. SCHEDULED EXPIRATION OF THE OFFER

    On March 12, 2001, Weyerhaeuser announced that the Offer had been extended until 12:00 midnight, New York City time on Friday, May 18, 2001, unless extended. The Offer previously had been scheduled to expire on March 30, 2001.

    THIS SUPPLEMENT IS NEITHER A REQUEST FOR THE TENDER OF SHARES NOR AN OFFER WITH RESPECT THERETO. THE OFFER IS MADE ONLY BY MEANS OF THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL.

    ELECTION OF THE WEYERHAEUSER NOMINEES WILL BE AN IMPORTANT STEP IN ALLOWING YOU THE OPPORTUNITY TO RECEIVE THE CONSIDERATION TO BE RECEIVED BY SHAREHOLDERS PURSUANT TO THE OFFER AND THE PROPOSED MERGER.

    HOWEVER, YOU MUST TENDER YOUR SHARES PURSUANT TO THE OFFER AND ALL THE CONDITIONS TO THE OFFER MUST BE SATISFIED OR WAIVED BEFORE YOU CAN RECEIVE THE CASH PRICE TO BE PAID FOR SHARES PURSUANT TO THE OFFER. YOUR VOTE FOR THE ELECTION OF THE WEYERHAEUSER NOMINEES AS DIRECTORS DOES NOT OBLIGATE YOU TO TENDER YOUR SHARES PURSUANT TO THE OFFER.

2.  CHANGE IN THE WEYERHAEUSER NOMINEES

    On March 8, 2001, the Company announced that as of the date of the 2001 Annual Meeting, the size of the Board of Directors of the Company will be reduced from 10 to nine directors, with three directors in each class. At the 2001 Annual Meeting, Weyerhaeuser will propose that Robert C. Lane, Thomas M. Luthy and Evelyn Cruz Sroufe be elected as Class A Directors to fill the positions of the three existing Class A Directors whose terms are expiring at the 2001 Annual Meeting.

                 REASONS TO VOTE FOR THE WEYERHAEUSER NOMINEES

    Weyerhaeuser urges all Shareholders to vote FOR the election of the Weyerhaeuser Nominees. Set forth below are several reasons to vote FOR the Weyerhaeuser Nominees.

    - A VOTE FOR THE WEYERHAEUSER NOMINEES LETS THE COMPANY KNOW THAT YOU WANT TO HAVE THE OPPORTUNITY TO ACCEPT THE OFFER.

        Weyerhaeuser believes that the terms of the Offer and the Proposed Merger are fair and generous to the Shareholders. In addition, Weyerhaeuser believes that the Shareholders, as well as the Company's employees, customers and suppliers and the communities and geographies in which the Company operates, would benefit from the Offer and the Proposed Merger to a greater extent than if the Company remains an independent entity. The existing members of the Company's Board of Directors have recommended against the Offer despite the fact that the $48.00 price to be paid in the Offer represents a 38% premium to the $34.75 closing price on the New York Stock Exchange on November 10, 2000, the last trading day before the announcement of Weyerhaeuser's $48.00 cash proposal, and a premium of approximately 60% to the average Share price for the 60 days prior to November 10, 2000. The Company's Board of Directors, however, has taken steps to impose transaction costs on companies seeking to acquire it, such as Weyerhaeuser. Following the commencement of the Offer, the Company's Board of Directors approved significant enhancements to the "golden parachute" severance arrangements with a significant number of the Company's highly paid employees. The Company has publicly disclosed that if all the employees covered by such agreements were to cease employment with the Company under the circumstances contemplated by the agreements, the total amount payable would be approximately $60 million, exclusive of any additional payments that may be necessary to cover excise tax liabilities in connection with such payments. In addition, the Company has entered into "golden parachute" severance arrangements with virtually all of its salaried employees, for which it has not publicly disclosed the estimated costs, and agreed to pay its financial adviser $30 million if no business combination transaction involving the Company occurs prior to September 30, 2001 and a potentially larger fee if a transaction is completed.

        By voting for the Weyerhaeuser Nominees, Shareholders can demonstrate to the other members of the Company's Board of Directors their support for the proposed combination of the Company and Weyerhaeuser. We think the Shareholders themselves should have the right to decide whether to accept the Offer, and the Weyerhaeuser Nominees are expected to seek to influence their fellow board members to let the Shareholders decide.

    - A VOTE FOR THE WEYERHAEUSER NOMINEES WILL SEND A MESSAGE TO THE COMPANY THAT YOU WANT THE COMPANY TO TAKE ACTION TO ELIMINATE OBSTACLES TO THE OFFER.

        Even if the Shareholders elect the Weyerhaeuser Nominees, the Purchaser does not intend to consummate the Offer unless certain conditions to the Offer are satisfied. These conditions include the redemption of the Company's "poison pill" Rights and the removal of obstacles to the Proposed Merger under the Oregon Control Share Act, the Oregon Business Combination Statute and the supermajority voting provisions of Article VI of the Company's Restated Articles of Incorporation. See "Introduction" and
    Section 11 of the Offer to Purchase. The Company's Board of Directors has the power to take action to eliminate these obstacles to the Offer and the Proposed Merger. Although the Weyerhaeuser Nominees, if elected, will not by themselves have the power to cause the Company's Board of Directors to act to eliminate these obstacles, subject to their fiduciary duties to the Company and the Shareholders under applicable law, the Weyerhaeuser Nominees are expected to seek to influence their fellow directors to do so. By voting for the Weyerhaeuser Nominees, Shareholders can tell the other members of the Company's Board of Directors that they should take such action. In addition, if the Weyerhaeuser Nominees are elected and the Company's Board of Directors continues to recommend rejection of the Offer and the Proposed Merger, Weyerhaeuser will be in a position to nominate for election at the Company's 2002 annual meeting additional individuals committed to maximizing value for Shareholders who, together with the Weyerhaeuser Nominees, would constitute a majority of the Company's Board of Directors.

    The accompanying GOLD proxy card will be voted in accordance with your instructions on such GOLD proxy card. Shareholders may vote for the election of the entire slate of Weyerhaeuser Nominees or may vote to withhold their Shares by marking the proper box on the GOLD proxy card. Shareholders may also vote to withhold their Shares from any one or more of the Weyerhaeuser Nominees by marking the proper box and writing the name of any such Weyerhaeuser Nominee in the space provided on the GOLD proxy card. Notwithstanding the foregoing, Weyerhaeuser urges Shareholders to vote for all of the Weyerhaeuser Nominees on the enclosed GOLD proxy card. If no direction is given, the enclosed GOLD proxy card will be voted for the election of all of the Weyerhaeuser Nominees.

    ELECTION OF DIRECTORS IS BY PLURALITY VOTE. SHARES NOT VOTED, INCLUDING "BROKER NON-VOTES", AND SHARES VOTED TO "WITHHOLD AUTHORITY" WILL NOT BE TAKEN INTO ACCOUNT IN DETERMINING THE OUTCOME OF THE ELECTION OF DIRECTORS.

    A VOTE FOR THE WEYERHAEUSER NOMINEES WILL NOT OBLIGATE YOU TO TENDER SHARES IN THE OFFER, NOR IS THE GRANT OF A PROXY TO WEYERHAEUSER A CONDITION TO TENDERING SHARES IN THE OFFER. A VOTE FOR THE WEYERHAEUSER NOMINEES WILL HELP TO GIVE THE SHAREHOLDERS AN OPPORTUNITY TO DECIDE FOR THEMSELVES WHETHER TO ACCEPT THE OFFER.

    WEYERHAEUSER STRONGLY RECOMMENDS A VOTE FOR THE WEYERHAEUSER NOMINEES.

    Evelyn Cruz Sroufe, one of the Weyerhaeuser Nominees, has furnished the following updated information regarding her principal occupation. On March 15, 2001, Ms. Sroufe became President of Websea Group, a consulting firm. She previously had worked, since January 2000, in Transition Assistance with Microsoft Corporation.

    The Weyerhaeuser Nominees and their associates will not receive any compensation from Weyerhaeuser for their service as directors of the Company. In February 2001, Parent paid each Weyerhaeuser Nominee $25,000 in consideration of such Weyerhaeuser Nominee's service as a Weyerhaeuser Nominee. According to publicly available information, if elected as directors of the Company, the Weyerhaeuser Nominees would receive from the Company an annual retainer of $30,000 plus $1,500 for each meeting of the Company's Board of Directors and $1,000 for each committee meeting attended. Committee chairs receive an additional annual retainer of $2,500 from the Company.

Receipt of such fees may be deferred pursuant to the Company's 1999 Deferred Compensation Plan at the election of each director. If elected, each Weyerhaeuser Nominee also will receive from the Company an option to purchase 2,000 Shares and an additional option to purchase 2,000 Shares at each subsequent annual meeting after which he or she is to continue to serve as a director.

    YOU CAN TAKE SOME IMMEDIATE STEPS TO HELP FACILITATE THE OFFER AND THE PROPOSED MERGER:

        (1) SIGN, DATE AND RETURN YOUR GOLD PROXY CARD TODAY, VOTING FOR THE ELECTION OF THE WEYERHAEUSER NOMINEES; AND

        (2)  MAKE YOUR VIEWS KNOWN TO THE COMPANY'S BOARD OF DIRECTORS.

    BY TAKING THESE STEPS, YOU WILL GIVE THE COMPANY'S BOARD OF DIRECTORS A CLEAR MESSAGE THAT THEY SHOULD TAKE ALL NECESSARY STEPS TO ALLOW YOU TO HAVE THE OPPORTUNITY TO RECEIVE THE CONSIDERATION TO BE RECEIVED BY SHAREHOLDERS IN THE OFFER AND THE PROPOSED MERGER.

3.  SHAREHOLDER PROPOSALS

    At the 2001 Annual Meeting, Shareholders also will be able to vote on the two shareholder proposals (the "Shareholder Proposals") described below. With respect to each of the Shareholder Proposals, you may vote "for" or "against" such matter or "abstain" from voting. According to the Company's By-laws, assuming a quorum is present, each Shareholder Proposal will be approved if the votes cast favoring a Shareholder Proposal exceed the votes cast opposing such Shareholder Proposal. Shares not voted, including "broker non-votes", and Shares that "abstain" from such vote will not be taken into account in determining the outcome of the Shareholder Proposals. Shareholders will have no dissenters' rights with respect to the Shareholder Proposals. A determination of how a quorum will be calculated should be included in the Company's proxy statement.

    Weyerhaeuser makes no recommendation as to how Shareholders should vote on the Shareholder Proposals. Weyerhaeuser intends to abstain from voting its 1,000 Shares on the Shareholder Proposals. If you have already voted your Shares on a GOLD proxy card previously provided by Weyerhaeuser and do not complete and return a later-dated proxy card, Weyerhaeuser intends to use the discretionary authority granted to it on your previously returned GOLD proxy card to abstain from voting those Shares on the Shareholder Proposals. If you wish to vote on the Shareholder Proposals, you may do so by marking the appropriate box on the enclosed GOLD proxy card. The accompanying GOLD proxy card will be voted in accordance with your instructions on such GOLD proxy card. If no instructions are indicated with respect to a Shareholder Proposal, Weyerhaeuser will abstain from voting your Shares on that proposal.

    BOARD DECLASSIFICATION PROPOSAL

    Glen D. Heck has submitted the following shareholder proposal (the "Board Declassification Proposal") to be acted upon at the 2001 Annual Meeting:

        BE IT RESOLVED: That the shareholders of Willamette Industries Inc. ("Company") urge that the Board of Directors take the necessary steps to declassify the Board of Directors for purpose of director elections. The Board declassification shall be done in a manner that does not affect the unexpired terms of directors previously elected.

    Mr. Heck's statement in support of the Board Declassification Proposal and the Company's recommendation against the proposal should be included in the Company's proxy statement for the 2001 Annual Meeting.

    Weyerhaeuser makes no recommendation as to how Shareholders should vote on the Board Declassification Proposal. Weyerhaeuser intends to abstain from voting the 1,000 Shares it owns on this proposal at the 2001 Annual Meeting. If you have already voted your Shares on a GOLD proxy card previously provided by Weyerhaeuser and do not complete and return a later-dated proxy card, Weyerhaeuser intends to use the discretionary authority granted to it on your previously returned GOLD proxy card to abstain from voting those Shares on the Board Declassification Proposal. If you wish to vote on the Board Declassification Proposal, you may do so by marking the appropriate box on the GOLD proxy card. Weyerhaeuser will vote your Shares as instructed on such GOLD proxy card. If no choice is indicated, Weyerhaeuser will abstain from voting your Shares on this proposal.

    COMPENSATION COMMITTEE PROPOSAL

    The Central Laborers' Pension, Welfare & Annuity Funds have submitted the following shareholder proposal (the "Compensation Committee Proposal") to be acted upon at the 2001 Annual Meeting:

        RESOLVED, that the shareholders of Willamette Industries, Inc. ("Company") hereby request that the Company's Board of Directors take the necessary steps to ensure that the Board's Executive Compensation Committee is composed entirely of "independent" directors. For purposes of this resolution, a director would not be considered independent if he or she is currently or during the past five years has been:

       - Employed by the Company or an affiliate in an executive capacity;

       - Employed by a firm that is one of the Company's paid advisors or consultants;

       - Employed by a significant customer or supplier;

       - Employed by a tax-exempt organization that receives significant contributions from the Company;

       - Paid by the Company pursuant to any personal services contract with the Company;

       - Serving in an executive capacity or as a director of a corporation on which the Company's chairman or chief executive officer is a board member; or

       - Related to a member of management of the Company.

    The statement of the Central Laborers' Pension, Welfare and Annuity Funds in support of the Compensation Committee Proposal and the Company's recommendation against the proposal should be included in the Company's proxy statement for the 2001 Annual Meeting.

    Weyerhaeuser makes no recommendation as to how Shareholders should vote on the Compensation Committee Proposal. Weyerhaeuser intends to abstain from voting the 1,000 Shares it owns on this proposal at the 2001 Annual Meeting. If you have already voted your Shares on a GOLD proxy card previously provided by Weyerhaeuser and do not complete and return a later-dated proxy card, Weyerhaeuser intends to use the discretionary authority granted to it on your previously returned GOLD proxy card to abstain from voting those Shares on the Compensation Committee Proposal. If you wish to vote on the Compensation Committee Proposal, you may do so by marking the appropriate box on the GOLD proxy card. Weyerhaeuser will vote your Shares as instructed on such GOLD proxy card. If no choice is indicated, Weyerhaeuser will abstain from voting your Shares on this proposal.

4.  INFORMATION ABOUT PARTICIPANTS

    Updated information regarding directors, executive officers and employees of Parent or the Purchaser and other representatives of Weyerhaeuser who may solicit proxies or assist in the solicitation of proxies is set forth on
Schedule I to this Supplement.

                                    *  *  *

    PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU HAVE ALREADY SENT A PROXY TO THE BOARD OF DIRECTORS OF THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE WEYERHAEUSER NOMINEES BY SIGNING, DATING AND MAILING THE ENCLOSED GOLD PROXY CARD.

WEYERHAEUSER COMPANY
COMPANY HOLDINGS, INC.

March 23, 2001

                                   SCHEDULE I

          INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF PARENT AND THE PURCHASER AND CERTAIN EMPLOYEES AND OTHER
                  REPRESENTATIVES OF PARENT AND THE PURCHASER

    The following information updates, and should be read in conjunction with, the information set forth in Schedule II to the Proxy Statement.

CERTAIN EMPLOYEES OF PARENT WHO MAY ALSO SOLICIT PROXIES

    The following table sets forth the name and present principal occupation or employment of certain additional employees of Parent who may also solicit proxies. The business address of each such person is c/o Weyerhaeuser Company, 33663 Weyerhaeuser Way South, Federal Way, Washington 98003 and the telephone number of each such person is (253) 924-2345. Each person listed below is a citizen of the United States.

NAME                                                            PRESENT OFFICE WITH PARENT
------------------------------------------  -------------------------------------------------------------------
Bruce D. Amundson.........................  Director of Financial and External Communications

Montye C. Male............................  Vice President, Corporate Communications

INTERESTS OF NAMED INDIVIDUALS

    Updated information regarding the beneficial ownership of Parent Common Shares, Exchangeable Shares and Parent Options is set forth below.

                                                          PARENT COMMON
                                                           SHARES AND         PARENT
                                                          EXCHANGEABLE     COMMON SHARE      PARENT
NAME AND TITLE                                              SHARES(1)     EQUIVALENTS(2)   OPTIONS(3)
--------------                                            -------------   --------------   ----------
Bruce D. Amundson (Director of Financial and External
  Communications).......................................          473             --          4,046

William R. Corbin (Executive Vice President, Wood
  Products).............................................        4,092         14,141        253,490

Robert A. Dowdy (Vice President and General Counsel of
  the Purchaser)........................................        2,477          3,561         94,679

W. John Driscoll (Director).............................    3,894,764          2,107             --

C. William Gaynor (Senior Vice President, Canada).......        1,702             --         45,579

Richard C. Gozon (Executive Vice President, Pulp, Paper
  and Packaging)........................................       26,927         14,895        262,890

Claire S. Grace (Director and Secretary of the
  Purchaser)............................................          308             --         10,270

Richard E. Hanson (Senior Vice President,
  Timberlands)..........................................        4,509         10,690        108,318

Richard F. Haskayne (Director)..........................        3,000          1,082          4,629

Robert J. Herbold (Director)............................          200          1,272             --

Steven R. Hill (Senior Vice President, Human
  Resources)............................................        8,088             --        129,130

Mack L. Hogans (Senior Vice President, Corporate
  Affairs)..............................................        2,890          4,181        104,410

Martha R. Ingram (Director).............................      262,569          1,460             --

John I. Kieckhefer (Director)...........................    4,491,798         11,050             --

Arnold G. Langbo (Director).............................          200          1,717             --

                                                          PARENT COMMON
                                                           SHARES AND         PARENT
                                                          EXCHANGEABLE     COMMON SHARE      PARENT
NAME AND TITLE                                              SHARES(1)     EQUIVALENTS(2)   OPTIONS(3)
--------------                                            -------------   --------------   ----------
Montye C. Male (Vice President, Corporate
  Communications).......................................          744             --         22,145

Donald F. Mazankowski (Director)........................          800          3,329             --

Kathryn F. McAuley (Managing Director of Investor
  Relations)............................................          617             --          4,000

Jeffrey W. Nitta (Director and Assistant Treasurer of
  the Purchaser)........................................        2,508             --         20,205

Larry W. Pollock (Vice President and Assistant Secretary
  of the Purchaser).....................................          398          3,622         65,895

Steven R. Rogel (Chairman of the Board of Directors,
  President and Chief Executive Officer)................        1,236         56,977        735,000

William D. Ruckelshaus (Director).......................        1,600          5,633             --

Richard H. Sinkfield (Director).........................          500          3,222             --

Kenneth J. Stancato (Vice President and Controller).....       14,274          8,539         76,323

William C. Stivers (Executive Vice President and Chief
  Financial Officer)....................................       13,774         11,977        170,200

James N. Sullivan (Director)............................        1,000          2,880             --

Richard J. Taggart (Vice President and Treasurer of the
  Purchaser)............................................        3,783          5,180         54,292

George H. Weyerhaeuser, Jr. (Senior Vice President,
  Technology)...........................................      130,783             --        103,560

Clayton K. Yeutter (Director)...........................          500          1,635             --

------------------------

(1) As of March 16, 2001. Includes Parent Common Shares held in benefit plans as of March 15, 2001.

(2) Parent Common Share Equivalents held under the Fee Deferral Plan for Directors, the Incentive Compensation Plan for Executive Officers and performance share plans and deferred compensation plans for employees, as of March 16, 2001.

(3) Includes both vested and unvested options to acquire Parent Common Shares, as of March 16, 2001.

                                   IMPORTANT

    Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give Weyerhaeuser your proxy FOR the election of the Weyerhaeuser Nominees as directors by taking three steps:

        1. SIGNING the enclosed GOLD proxy card.

        2. DATING the enclosed GOLD proxy card.

        3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

    If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can exercise voting rights with respect to your Shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GOLD proxy card FOR the election of the Weyerhaeuser Nominees as directors.

    If you are a participant in the Willamette Industries Stock Purchase Plan, only the Plan Trustee, Wells Fargo Bank, N.A., can vote your Shares. You may direct the Plan Trustee how to vote your Shares by signing, dating and returning the GOLD instruction form provided by the Plan Trustee.

    If you have any questions or require any assistance in voting your Shares, please call:

                       [INNISFREE M&A INCORPORATED LOGO]

                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                         CALL TOLL-FREE: (877) 750-5838
                 Banks and Brokers Call Collect: (212) 750-5833

--------------------------------------------------------------------------------
  PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS OF WILLAMETTE INDUSTRIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF WEYERHAEUSER COMPANY AND COMPANY HOLDINGS,
                                      INC.

    The undersigned hereby appoints Robert A. Dowdy and Claire S. Grace and each of them, with full power of substitution, as proxies of the undersigned to represent and to vote all shares of common stock, par value $0.50 per share, of Willamette Industries, Inc., an Oregon corporation (the "Company"), which the undersigned is entitled to vote at the 2001 Annual Meeting of the Company's shareholders or at any adjournments, postponements or reschedulings thereof or at any special meeting called in lieu thereof (the "2001 Annual Meeting") as follows:

    1. To elect as Class A Directors for a term of three years the nominees listed below:

       Thomas M. Luthy, Robert C. Lane and Evelyn Cruz Sroufe

            / /      FOR all nominees         / /      WITHHOLD authority
                                                       for all nominees

            / /      FOR all nominees listed above, except vote withheld
                     from the following nominee(s):
                     ------------------------------------------------------

      WEYERHAEUSER STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES.

    2. To adopt the Board Declassification Proposal

            / /      FOR              / /      AGAINST          / /      ABSTAIN

       WEYERHAEUSER MAKES NO RECOMMENDATION AS TO HOW SHAREHOLDERS SHOULD VOTE ON THIS PROPOSAL.

    3. To adopt the Compensation Committee Proposal

            / /      FOR              / /      AGAINST          / /      ABSTAIN

       WEYERHAEUSER MAKES NO RECOMMENDATION AS TO HOW SHAREHOLDERS SHOULD VOTE ON THIS PROPOSAL.

    4. In their discretion, the proxies are authorized to vote (1) for the election of any replacement nominee for a nominee for whom the undersigned voted if the original nominee is unable to serve or for good reason will not serve and (2) upon such other business as may properly come before the meeting other than the items set forth above.

            (Continued and to be dated and signed on reverse side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ITEM 1, THIS PROXY WILL BE VOTED "FOR" ITEM 1. IF NO DIRECTION IS MADE FOR ITEMS 2 OR 3, THIS PROXY WILL ABSTAIN FROM VOTING IN RESPECT OF THOSE ITEMS.

    The undersigned hereby acknowledges receipt of the Proxy Statement dated February 9, 2001 and the Supplement dated March 23, 2001, of Weyerhaeuser Company and Company Holdings, Inc. relating to the 2001 Annual Meeting. The undersigned hereby revokes any proxies heretofore given by the undersigned relating to the subject matter hereof and confirms all that the proxies may lawfully do by virtue hereof.

                                              DATED: ___________________________

                                              __________________________________
                                                         (Signature)

                                              __________________________________
                                                 (Signature if jointly held)

                                              Title: ___________________________

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held jointly, signatures should
                                              include both names. When signing
                                              as an attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation, please
                                              give full corporate name of the
                                              President or other authorized
                                              officer. If a partnership, please
                                              give the partnership name of the
                                              authorized person.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE
                                   ENCLOSED.